NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund

Supplement dated November 15, 2016
to the Statement of Additional Information dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information ("SAI").

Effective immediately:

1.	All references to, and information regarding, Benjamin A. Richer in the SAI are hereby deleted.

2.  The subsection "Investments in Each Fund" under the heading "Appendix C – Portfolio Managers" of the SAI is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of October, 31, 2016
Nationwide Fund Advisors
Christopher C. Graham	NVIT Managed American Funds Asset Allocation Fund NVIT Managed American Funds Growth-Income Fund	None None

3.  The subsection "Other Managed Accounts" under the heading "Appendix C – Portfolio Managers" of the SAI is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category as of October 31, 2016
Nationwide Fund Advisors
Christopher C. Graham	Mutual Funds: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE